UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2019

Glaukos Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37463	33-0945406
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

229 Avenida Fabricante, San Clemente, California	92672
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 367-9600

Not Applicable
Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	GKOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 21, 2019, pursuant to the terms and conditions of an Agreement and Plan of Merger, dated as of August 7, 2019 (the “Merger Agreement”), by and among Glaukos Corporation, a Delaware corporation (“Glaukos”), Atlantic Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Glaukos (“Merger Sub”), and Avedro, Inc., a Delaware corporation (“Avedro”), Merger Sub was merged with and into Avedro, with Avedro continuing as the surviving corporation and a wholly owned subsidiary of Glaukos (the “Merger”).

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.00001 per share, of Avedro (“Avedro Common Stock”) (other than shares of Avedro Common Stock owned by Glaukos, Merger Sub, Avedro or any direct or indirect, wholly owned subsidiary of Avedro or Glaukos) that was issued and outstanding immediately prior to the Effective Time was automatically cancelled and converted into the right to receive 0.365 (the “Exchange Ratio”) of a share of common stock of Glaukos, par value $0.001 per share (“Glaukos Common Stock”).

Subject to certain exceptions, each Avedro equity award that was outstanding as of the Effective Time was converted, subject to the Exchange Ratio, into equivalent equity awards of Glaukos on the same terms and conditions applicable to the Avedro equity awards immediately prior to the Effective Time. In particular:

•

Each outstanding and unexercised option to purchase Avedro Common Stock (whether vested or unvested) (an “Avedro Stock Option”) was assumed by Glaukos and converted into an option (an “Assumed Stock Option”) to purchase a number of shares of Glaukos Common Stock (rounded down to the nearest whole share) equal to the product of the number of shares of Avedro Common Stock subject to such Avedro Stock Option immediately prior to the Effective Time multiplied by the Exchange Ratio. The per share exercise price for the Glaukos Common Stock issuable upon exercise of such Assumed Stock Option is equal (rounded up to the nearest whole cent) to the exercise price per share of Avedro Common Stock applicable to such Avedro Stock Option immediately prior to the Effective Time divided by the Exchange Ratio. Otherwise, each Assumed Stock Option is subject to the same terms and conditions (including expiration date, vesting and exercise provisions) as were applicable to the corresponding Avedro Stock Option immediately prior to the Effective Time. After the Effective Time, each Assumed Stock Option no longer represented the right to acquire Avedro Common Stock.

•	Each outstanding restricted stock unit issued by Avedro (an “Avedro RSU”) (but excluding any Avedro RSU that vested prior to or as a result of the consummation of the Merger and settled in shares of Avedro Common Stock that converted into the right to receive shares of Glaukos Common Stock as a result of the Merger) was assumed by Glaukos (an “Assumed RSU”) and converted into the right to receive the number of shares of Glaukos Common Stock (rounded down to the nearest whole share) equal to the product of the number of shares of Avedro Common Stock subject to such Avedro RSU immediately prior to the Effective Time multiplied by the Exchange Ratio. Otherwise, each Assumed RSU is subject to the same terms and conditions (including vesting, payment and withholding provisions) as were applicable to the corresponding Avedro RSU immediately prior to the Effective Time. After the Effective Time, each Assumed RSU no longer represented the right to acquire Avedro Common Stock.

•	Each warrant to purchase shares of Avedro Common Stock (an “Avedro Warrant”) that was outstanding and unexercised as of immediately prior to the Effective Time was cancelled and converted into the right to receive a number of shares of Glaukos Common Stock equal to (i) the number of shares of Avedro Common Stock subject to such Avedro Warrant multiplied by the Exchange Ratio minus (ii) the quotient obtained by dividing the aggregate exercise price of such Avedro Warrant by the volume weighted averages of the trading price of Glaukos Common Stock for the five consecutive trading dates ending three trading days prior to the consummation of the Merger.

The foregoing summary description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Glaukos’ Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2019 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 21, 2019, Glaukos issued a joint press release with Avedro announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 and in the accompanying Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Glaukos intends to file any financial statements of Avedro required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed with the SEC.

(b) Pro Forma Financial Information

Glaukos intends to file any pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed with the SEC.

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of August 7, 2019, among Glaukos Corporation, Atlantic Merger Sub, Inc., and Avedro, Inc. (incorporated by reference to Exhibit 2.1 to Glaukos’ Current Report on Form 8-K, filed with the SEC on August 8, 2019)

99.1	Joint Press Release issued November 21, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLAUKOS CORPORATION
(Registrant)

By:	/s/ Joseph E. Gilliam
	Name:	Joseph E. Gilliam
	Title:	Chief Financial Officer and Senior Vice President, Corporate Development

Date: November 21, 2019

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